CERTIFICATION
Pursuant to 18 U.S.C. Section 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

         In connection with the Quarterly Report on Form 10-Q of Charleston Basics, Inc. (the "Company") for the quarter ended June 30t, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Lieber, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section.1350, as adopted pursuant to Section.906 of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2008	By:	/s/ Michael Lieber

	Name:	Michael Lieber,
	Title:	Chief Executive Officer
Chief Financial Officer